The CUSHING MLP PREMIER FUND®

Supplement to the Statement of Additional Information dated March 30, 2011

Effective immediately, this supplement makes the following change to the Fund’s Statement of Additional Information (“SAI”).

The section on page 28 entitled “Waiver of Contingent Deferred Sales Charge” is replaced in its entirety as follows:

As described in the Fund’s Prospectus, redemptions of Class A Share purchases of $1 million or more and Class C Share purchases will be subject to a contingent deferred sales charge (“CDSC”). Shareholders who think they may be eligible for a CDSC waiver should contact their financial intermediary. A Class A or Class C Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver. The CDSC is waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability. The Fund will waive the CDSC on redemptions following the death or disability of a Class A or Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Fund does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Fund will require satisfactory proof of death or disability before it determines to waive the CDSC.

In cases of death or disability, the CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans. The Fund will waive the CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC will be waived in connection required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) required to be distributed in accordance with Code Section 401(a)(9). The Fund does not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

Please retain this Supplement with your SAI for future reference.